                                                                   Exhibit 10.33

BANK ONE

                             OHIO OPEN END MORTGAGE
                               AMOUNT $540,000.00
                                       ----------

The undersigned, North Coast Energy, Inc. ("Mortgagor"), for the following purposes and in consideration of FIVE HUNDRED FORTY THOUSAND AND NO/100------------------DOLLARS ($ 540,000.00 ) paid by BANK ONE, AKRON, NA having an office at 50 S. MAIN ST., AKRON, OHIO 44308 ("Mortgagee") does grant and convey unto Mortgagee, its successors and assigns, all right, title and interest Mortgagor now has or hereafter may have in and to all the premises located in City of Twinsburg, Summit County, Ohio more specifically described in Exhibit A attached hereto and made a part hereof, including such real property, all buildings now or hereafter attached to or used in connection therewith, all hereditaments, privileges and appurtenances thereunto belonging, all fixtures and articles annexed thereto as permanent accessions now or hereafter used in connection therewith, and all leases, rents, issues and profits which may arise therefrom, be the same more or less, but subject to all legal highways ("Mortgaged Property").

1. USE AND PURPOSE. To have and to hold the Mortgaged Property to Mortgagee, its successors and assigns, for the use and purpose of securing the following (collectively "Indebtedness" or "Obligations"):

     (a) DEBT SECURED. Payment of the Indebtedness evidenced by the following instruments, including any amendments, extensions or renewals thereof in the aggregate sum of the consideration expressed above with interest, and the performance and observance of each term thereof by the parties obligated thereon and any guarantor thereof (singularly and collectively "Obligor"):

              Promissory Note         $540,000               April 30, 1996                North Coast Energy, Inc.
         (i)
              -------------------     -------------------    ---------------------         --------------------------------------
              Instrument              Amount                 Date                                         Obligor

                 -------------------------------    --------------------------------       --------------------------------------
                                  Obligor                              Obligor                            Oblgor

        (ii)                           $

              -------------------     -------------------    ---------------------         --------------------------------------
              Instrument              Amount                 Date                                         Obligor

                 -------------------------------    --------------------------------       --------------------------------------
                                  Obligor                              Obligor                            Oblgor

       (iii)                          $

              -------------------     -------------------    ---------------------         --------------------------------------
              Instrument              Amount                 Date                                         Obligor

                 -------------------------------    --------------------------------       --------------------------------------
                                  Obligor                              Obligor                            Oblgor

     (b) ADVANCES FOR TAXES, INSURANCE, ETC. Upon request of Mortgagee, Mortgagor also hereby agrees to pay to Mortgagee monthly a sum equal to 1/l2 of the annual taxes, assessments and reassessments levied against the Mortgaged Property and 1/12 of the annual premium of insurance insuring the Mortgaged Property as estimated or computed in each instance by Mortgagee, which payments Mortgagee is hereby authorized to accumulate and commingle with other funds of Mortgagee without any obligation to pay interest thereon and use for the payment of taxes, assessments, reassessments and insurance premiums as they become due and payable, provided the amount deposited with Mortgagee for such purposes including any amount of additional deposit requested by Mortgagee is sufficient with which to pay the same. In addition to the right herein granted and in addition to the Indebtedness and Obligations secured hereby, This Mortgage will also secure unpaid balances of advances made by Mortgagee with respect to the Mortgaged Property for the payment of taxes, assessments, insurance premiums or costs incurred for the protection of the Mortgaged Property;

     (c) OTHER ADVANCES. Payment by Mortgagor to Mortgagee of all sums expended or advanced by Mortgagee pursuant to any term or provision of this Mortgage;

     (d) PERFORMANCE. Performance and observance of each covenant and agreement herein, in the Indebtedness and Obligations secured and in any other agreement relating to such, as construction loan agreements and contracts;

     (e) FUTURE ADVANCES. Unpaid balances of loan advances made after this Mortgage will be delivered to the recorder for recording to the extent that the total unpaid Indebtedness, exclusive of interest thereon, does not exceed the consideration set forth above which will be the maximum amount of Indebtedness that may be outstanding at any time; and

     (f) OTHER DEBTS. Payment by Mortgagor to Mortgagee of all other liabilities and Indebtedness, direct or contingent, now or hereafter owing by Mortgagor to Mortgagee.

2) COVENANTS OF MORTGAGOR. Mortgagor covenants and agrees with Mortgagee as follows:

     (a) TITLE AND USE. At the time hereof Mortgagor is well seized of the Mortgaged Property, has title with a good and indefeasible estate in fee simple and has good right to bargain, sell, convey, and encumber as set forth herein; that Mortgagor will warrant and defend title to the Mortgaged Property forever against the claims and demands of all persons whomsoever; that the Mortgaged Property is free and clear of all easements, reservations, conditions, restrictions and encumbrances whatsoever, except liens for taxes and assessments not yet due and payable, building and use restrictions of record, zoning ordinances, if any, and the exceptions which may be set forth on Exhibit B attached hereto and made a part hereof; that to the best of Mortgagor's knowledge the Mortgaged Property while held by Mortgagor or any previous owner has not been used contrary to law to use, generate, store or dispose of materials such as toxic waste or hazardous substances commonly identified by governmental regulations as hazardous including but not limited to flammable, explosive, corrosive, reactive, radioactive or otherwise hazardous to human use of the Mortgaged Property ("Hazardous Materials") and there has been no seepage, spills, release or discharge of Hazardous Materials on the Mortgaged Property at any time.

     (b) INSURANCE. Mortgagor will keep all buildings and other insurable property now or hereafter erected or placed in or on the Mortgaged Properly insured against loss or damage by fire, flood, builder's risk, the several hazards comprehended from time to time within all risk, extended coverage terms, including boiler and pressure vessel hazards, if applicable, war damage, when available, and such other hazards, casualties and contingencies, in such amounts at replacement costs, and for such periods as may be required by Mortgagee and at no time will the amount of fire and extended coverage be less than the full insurable value of the Mortgaged Property. Further Mortgagor will maintain comprehensive public liability insurance for injuries to persons, including death, and property damage or loss of use in amounts acceptable to Mortgagee. All such insurance will be carried in companies approved by Mortgagee and will include a provision satisfactory to it making loss payable to Mortgagee or naming Mortgagee as an insured as its interest may appear. Mortgagor will promptly pay when due all insurance premiums and upon request of Mortgagee will promptly deliver the policies, certificates of insurance or any renewal thereof to Mortgagee. Should any loss occur to the Mortgaged Property Mortgagor will promptly give written notice to Mortgagee of such loss or damage and will not adjust or settle such loss without the written consent of Mortgagee, and Mortgagee is hereby appointed attorney-in-fact for Mortgagor to make proof of loss or damage if Mortgagor fails to do so promptly, to receive any sums collected under said policies, which sums or any part thereof at the option of Mortgagee may be applied as payment for the Indebtedness or to the restoration or repair of the Mortgaged Property so destroyed or damaged, and, in the event any insurance losses are paid by check, draft or other instrument payable to Mortgagor, Mortgagee may endorse Mortgagor's name thereon and take such further steps in behalf of Mortgagor as are necessary to realize on such instrument. Application of insurance proceeds to payment of Indebtedness will not extend, postpone, or waive installments otherwise due, or change the amount of payments to be made, and proceeds may be applied in such order and in such amounts as Mortgagee may elect. In the event of foreclosure of this Mortgage, all right, title and interest of Mortgagor in and to any insurance policies then in force will pass to Mortgagee who is hereby appointed attorney-in-fact for Mortgagor to assign and transfer such policies.

               (c) MAINTENANCE. Mortgagor will at all times maintain the Mortgaged Property in good and substantial repair, free from waste or nuisance of any kind; will make all repairs, replacements, improvements and additions which may be necessary to preserve and maintain the Mortgaged Properly; will permit the Mortgagee, its agents or representatives, to inspect the same at any reasonable time; will comply with any reasonable requirements made by Mortgagee with respect to maintaining and preserving the Mortgaged Property; has and will comply with all laws, ordinances and regulations affecting the Mortgaged Property or its use and will not use, generate, store or dispose of Hazardous Materials in, on, under or around the Mortgaged Property or permit anyone to use the Mortgaged Property for such purposes and will not permit to occur any seepage, spill, release or discharge of Hazardous Materials on or onto the Mortgaged Property at any time, and will indemnify Mortgagee for any loss arising out of the presence of Hazardous Materials in any way on the Mortgaged Property and any violation of federal, state or local environmental laws or regulations, such as clean up costs, personal injury or death, restoration, and remedial actions; will not alter, destroy or remove any of the Mortgaged Property or permit the Mortgaged Property to be altered, destroyed or removed or used for any purpose other than

                                                                Exhibit 10.33

          that for which it is now used or permit any easement thereon without first obtaining Mortgagee's written permission; will complete in good workmanlike manner any building or improvement which is being or may be constructed; repaired thereon; will pay when due all claims for work performed and material furnished and will not permit any lien of mechanics or materialmen nor any judgment lien to attach to the Mortgaged Property. Mortgagor hereby authorizes and empowers Mortgagee at its option to do all things authorized or required to be done by Mortgagee under any present or future law of the State of Ohio relating to improvement of or payment of encumbrances on the Mortgaged Property or to the granting of liens for work, labor, material or machinery in connection with the construction of any building or other improvement on the Mortgaged Property in protection of Mortgagee's interest therein and Mortgagee will be subrogated to the claims of any party paid with the proceeds.

     (d) CONSTRUCTION. If any building or other Improvements of the Mortgaged Property are to be constructed or are under construction and are not completed, Mortgagee will have the right, upon the happening of any event of default, to enter into possession of the Mortgaged Property and perform any and all work and labor necessary to complete improvements substantially in accordance with the plans and specifications therefor and employ watchmen to protect the Mortgaged Property; all sums expended by Mortgagee for such purposes will be deemed to have been paid to Mortgagor and secured by this Mortgage. For this purpose, Mortgagor hereby constitutes and appoints Mortgagee its true and lawful attorney-in-fact with full power of substitution to complete the construction in the name of Mortgagor, and hereby empowers said attorney or attorneys to use any funds of Mortgagor including any balance which may be held in escrow and any funds which may remain unadvanced hereunder for the purpose of completing construction in the manner called for by the plans and specifications; to make such additions and changes and corrections in the plans and specifications which will be necessary or desirable to complete construction as Mortgagee deems necessary in its sole judgment and in substantially the manner contemplated by the plans and specifications; to employ such contractors, subcontractors, agents, architects and inspectors as will be required for said purposes; to enforce or otherwise without limitation deal with any bonding or insurance company under any policy required hereunder as Mortgagor might do in its own behalf; to pay, settle or compromise all existing bills and claims which are or may be liens against the Mortgaged Property, or which may be necessary or desirable for the timely completion of construction or the removal of liens and encumbrances; to execute all applications and certificates in the name of Mortgagor which may be required by any construction contract; to do any and every act with respect to construction which Mortgagor may do in its own behalf; and to prosecute and defend all actions or proceedings in connection with improvements on the Mortgaged Property and to take such action and require such performance as Mortgagee deems necessary. This power of attorney will be deemed to be a power coupled with an interest which cannot be revoked. Said attorney-in-fact will also have power to prosecute and defend all actions or proceedings in connection with the construction of improvements on the Properly and to take such action and require such performance as is deemed necessary.

          Mortgagee will not be liable for any loss sustained by Mortgagor resulting from Mortgagee's failure to enforce the power of attorney granted herein or from any other act or omission of Mortgagee in managing the Mortgaged Property. Nor will Mortgagee be obligated to perform or discharge nor does Mortgagee hereby undertake to perform or discharge any obligation, duty or liability with respect to improvements and Mortgagor will indemnify Mortgagee for, and hold Mortgagee harmless from, any and all liability, loss or damage which may or might be incurred in the exercise or failure to exercise any of the rights granted to Mortgagee under this section or by reason of any assignment to Mortgagee of the construction contract, architectural agreements, plans and specifications and other contract rights with respect to the Mortgaged Property. Should Mortgagee incur any such liability or in defense of any claims or demands relating thereto, the amount thereof, including costs, expenses and reasonable attorney's fees, will be secured hereby and Mortgagor will reimburse Mortgagee therefore immediately upon demand. It is further understood that this section will not operate to place responsibility upon Mortgagee for the control, care, management or repair of the Mortgaged Property or for the carrying out construction, nor will it operate to make Mortgagee responsible or liable for any waste committed on the Mortgaged Property by the contractor or any other parties, or for any dangerous or defective condition of the Mortgaged Property, or for any negligence in the management, upkeep, repair or control of the Mortgaged Property resulting in loss, injury, or death to any contractor, subcontractor, licensee, invited employee, agent or stranger.

     (e) TAXES. Mortgagor will pay before they become delinquent, all taxes (both general and special), assessments, water rates, sewer service or other governmental or municipal charges, fines or impositions lawfully levied or assessed against the Mortgaged Property, or any part thereof, or upon the rents, income and profits thereof, so that the lien and priority of this Mortgage will be fully preserved; will promptly at the request of Mortgagee deliver to Mortgagee the receipt showing such payment; and will allow no payment of any taxes, assessments or governmental charges by a third party with subrogation attaching; nor permit the Mortgaged Property or any part thereof to be sold or forfeited for any tax, assessment or governmental charge whatsoever.

     (f) FURTHER ASSURANCES, CONDEMNATION. Mortgagor will execute, acknowledge and deliver all and every further assurance in law for the better assuring, conveying, assigning and transferring to Mortgagee the Mortgaged Property hereby conveyed in such manner as Mortgagee will require. All awards of damages in connection with any condemnation or exercise of the power of eminent domain for public use of or injury to any of the Mortgaged Property are hereby assigned and will be paid to Mortgagee, who may apply the same to payment of the indebtedness, including a foreclosure deficiency and Mortgagee is hereby authorized, in the name of Mortgagor, to execute and deliver valid acquittances thereof and to appeal to any such award. Application of proceeds to payment of Indebtedness will not extend, postpone, or waive installments otherwise due, or change the amount of payments to be made, and proceeds may be applied in such order and in such amounts as Mortgagee may elect.

3. EVENTS OF DEFAULT. Mortgagee will have the Remedies and powers set forth herein upon occurrence of any of the following "Events of Default": (a) failure of Mortgagor or Obligor to make payment when due of the principal or interest of the secured Indebtedness or failure to perform any terms of the Obligations; (b) failure of Obligor to furnish satisfactory additional collateral; (c) failure of Mortgagor to comply With any of the terms and conditions of this Mortgage (d) death of Mortgagor or Obligor, dissolution, termination of existence, insolvency, business failure, appointment of a receiver for Mortgagor or Obligor or any property of Mortgagor or Obligor, assignment for the benefit of creditors or commencement of any proceeding under any bankruptcy, reorganization, arrangement or liquidation law for Mortgagor or Obligator, or if such proceedings are commenced by a creditor and remain undismissed for thirty (30) days; (e) failure of Mortgagor or Obligor to pay when due any premium on any policy of life or other insurance pledged hereunder, or held in connection with the Mortgaged Property; (f) Mortgagee deeming itself insecure and in good faith believing that the prospect of payment or performance by Mortgagor or Obligor is impaired; (g) the filing of a Judgment or statutory lien or the institution of any proceedings by foreclosure attachment levy or otherwise against Mortgagor, Obligor, the Mortgaged Property or any other collateral securing the Indebtedness; (h) failure of Mortgagor or Obligor to furnish Mortgagee within thirty (30) days after written request by Mortgagee, current financial statements in form satisfactory to Mortgagee or to permit Inspection of any Mortgagor's or Obligor's books or records; (i) any representation, warranty, statement, report, or application made, or furnished, by Obligor or Mortgagor proving to have been false, or erroneous, in any material respect at the time of the making thereof; (j) the issuance of any tax levy or lien against Mortgagor or Obligor or the failure to pay, withhold, collect or remit any tax when assessed or due;
     (k) abandonment, sale, or transfer of the Mortgaged Property by contract to sell or lease, by conveyance, assignment of lease, rents or rights thereto, encumbering or granting other rights therein, by Mortgagor; (I) a bulk sale of Obligor's assets; or (m) the suspension of liquidation of Obligor's business.

4. REMEDIES. Upon an Event of Default Mortgagee may at its option without notice and without affecting the validity or priority of the lien hereby created or any right of Mortgagee hereunder:

     (a) Perform any such defaulted covenant or agreement to such extent as Mortgagee will determine and enter upon the Mortgaged Property, inspect, repair and maintain the same and perform such other acts thereon as Mortgagee we deem necessary or advisable for any of the above purposes and all funds so advanced by Mortgagee with interest thereon at the highest rate applicable to the Indebtedness as set forth in any instrument evidencing the Indebtedness, from the date advanced until paid will be secured hereby and will be repaid promptly without demand. Nothing herein will be construed as requiring Mortgagee to advance funds for any of the aforesaid purposes. Mortgagee will have the right to take possession of the Mortgaged Property, manage it and collect the rents, issues and profits therefrom and apply the same less reasonable costs of collection upon the Indebtedness. Any and all of the rights and remedies granted by this paragraph will accrue and become available to Mortgagee upon such default whether or not a receiver has been appointed or a foreclosure action has been commenced;

     (b) Declare without notice all sums secured hereby immediately due and payable whether or not such default be remedied by Mortgagor, to enforce any of the rights which accrue to Mortgagee hereunder and to enforce any right or remedy of Mortgagee under the laws of the State of Ohio. Upon commencement of any Judicial proceedings to enforce any right under this Mortgage, the court in which such proceedings are brought, at any time thereafter (without notice to Mortgagor or any party claiming under Mortgagor, such notice being hereby expressly waived, and without reference to the then value of the Mortgaged Property, to the use of the Mortgaged Property as a homestead or to the solvency or insolvency of any Obligor or other grounds for extraordinary relief) may appoint a receiver for the benefit of Mortgagee with power to take immediate possession of the Mortgaged Property, manage, rent and collect the rents, issues and profits thereof and such rents, issues and profits when collected may be applied toward the payment of the indebtedness and the costs. taxes, insurance or other items necessary for the protection and preservation of the Mortgaged Property, including the expenses of such receivership. In the event of a sale, Judicial or otherwise, of the Mortgaged Property, the Mortgaged Property may be sold in one or more parcels as the Mortgagee may determine.

                                                                Exhibit 10.33

5. WAIVER. To the extent permitted by law Mortgagor will not claim the benefit of any stay, extension, valuation, appraisement or redemption law now or at any time hereafter in force.

6. AVAILABILITY OF REMEDIES. Every right and remedy provided in this Mortgage will be cumulative of every other right or remedy of Mortgagee whether herein or by law conferred and may be enforced concurrently therewith and no acceptance of the performance of any obligation as to which Mortgagor will be in default, or waiver of particular or single performance of any obligation or observance of any covenant, will be construed as a waiver of the obligation or covenant or as a waiver of any other default then, theretofore or thereafter existing. Mortgagee's acceptance of less than the entire payment of principal due or receipt of interest computed at a rate less than the maximum permitted to be charged under the terms of any Obligation or Indebtedness will not constitute a waiver of Mortgagee's rights hereunder to thereafter require payment of the full amount of principal and interest computed at such maximum rate and receipt of payments after maturity, by acceleration, declaration or otherwise of any instrument of Indebtedness in an amount less than that due will not constitute a waiver of Mortgagee s rights to full payment unless so agreed in writing

7. INDULGENCE. Mortgagee may, at any time and without notice, deal with Mortgagor or grant to Mortgagor or any Obligor any indulgence or forbearance or any extension of time of payment of the Indebtedness, or a release of liability for payment of the secured Indebtedness, or may, with or without consideration, release portions of the Mortgaged Property from the lien hereof. No such act or acts of Mortgagee will affect the personal liability of any other Obligor for payment of the Indebtedness or the lien of this Mortgage upon the remainder of the Mortgaged Property for the full amount of the Indebtedness. Assumption of liability for the payment of the Indebtedness by any other party will not release Mortgagor from liability for the of secured Indebtedness, and the consent. Mortgagee to any such assumption or to any sale, lease, conveyance or transfer of the Mortgaged Property will not be so construed as a release of any Obligor. No delay or omission of Mortgagee to exercise any right, power or remedy accuring upon any default will exhaust or impair any such right, power or remedy or will be construed to be a waiver of any such default, or acquiescence therein; and every right power and remedy given by this Mortgage may be exercised from time to time and as often as may be deemed expedient by Mortgagee

8. JOINT AND SEVERAL LIABILITY. The term "Mortgagor" wherever used in this Mortgage will include the joint and several liability of not only the persons signing this Mortgage, but also any person or persons who hereafter may assume payment of any or all of the Indebtedness, together with the respective heirs, representatives, successors and assigns of such persons, and the term "Mortgagee" wherever used in this Mortgage will include any lawful owner, holder or pledgee of any indebtedness.

9. FINANCIAL STATEMENTS. As long as the Indebtedness remains unpaid in whole or in part, Mortgagor agrees to furnish Mortgagee upon request by Mortgagee, at such times reasonably required by Mortgagee, financial statements certified by Mortgagor, including balance sheets and statements of income and expense for such period requested by Mortgagee including such information with respect to the Mortgaged Property as Mortgagee will request.

10. DOWER. The undersigned, spouse of Mortgagor, if any, does hereby remise, release and forever quit-claim unto Mortgagee, its successors and assigns, all right, title and expectancy of dower in the Mortgaged Property.

11. FEES AND EXPENSES. If Mortgagee incurs any costs and expenses (including reasonable attorneys' fees) in connection with any action or proceeding to sustain the lien of this Mortgage or its priority or to enforce any of Mortgagee's rights hereunder or to recover any Indebtedness, or for any title examination or title insurance policy relating to title to the Mortgaged Property required by Mortgagee, or in curing any default of Mortgagor under any lease, or other agreement, all such sums will be paid by Mortgagor on demand, together with interest thereon at the default rate from date of payment by Mortgagee. To the maximum extent permitted by law, such sums will be secured by this Mortgage and will be a lien on the Mortgaged Property prior to any right, title or interest claimed upon the Mortgaged Property subordinate to the lien of this Mortgage.

12. TIME IS OF THE ESSENCE. Time is of the essence in the perfommance of the terms of this Mortgage, the Indebtedness and the Obligations.

13. INDEMNIFICATION. Mortgagor will protect save harmless and indemnify Mortgagee from and against any and all claims, Iiabilities, costs and ex-penses, of whatever nature, (including court costs and attomeys' fees), which may arise or result, directly or indirectly, by reason of the use, occupation or operation of the Mortgaged Property or any part thereof, or of any violation of any covenants of this Mortgage.

14. ASSIGNMENT OF RENTS AND LEASES. Mortgagor hereby absolutely and unconditionally assigns, transfers and sets over unto Mortgagee, its successors and assigns, all present and future leases covering all or any part of the Mortgaged Property and all of the rents, income, receipts, revenues issues and profits now due or which may hereafter become due under the leases or any extensions or renewals thereof, together with any and all rights and remedies which Mortgagor may have against any tenant under any of the leases or others in possession of the Mortgaged Property.

              Mortgagee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Mortgagor under any of the leases; and Mortgagor hereby agrees to indemnify Mortgagee for, and to save Mortgagee harmless from, any and all liability, damage or expense arising from any of the leases or from this assignment, including attorneys' fees. This assignment shall not place responsibility for the control, care, management or repair of the Mortgaged Property upon Mortgagee. Upon any default in the payment of the Indebtedness, or upon any default in performance or observance of any of the terms, covenants or agreements of this Mortgage or any one or more of the other Instruments securing the Indebtedness and Obligations all rents assigned hereunder shall be paid directly to Mortgagee, and Mortgagee may notify the tenants under the leases (or any other parties in possession of the Mortgaged Property) to pay all of the rents directly to Mortgagee. Rents collected by Mortgagee may be applied toward the payment of taxes, assets, insurance premiums, repairs, protection of the Mortgaged Property, and other charges against the Mortgaged Property, or in the reduction of the Indebtedness and the payment of interest as Mortgagee may elect.

              Mortgagor shall not lease the Mortgaged Property without Mortgagee's consent, however if Mortgagee consents to a lease Mortgagor will comply with and observe the duties of lessor thereunder and Mortgagor will furnish Mortgagee with a copy upon request. Mortgagor agrees to provide Mortgagee a separate Assignment of Lease upon request to clarify the rights of Mortgagor and Mortgagee therein. The absence of a separate assignment will not affect the rights of Mortgagee granted hereby.

15. NOTICES. Any provision in this Mortgage requiring or permitting notice or demand or request will be deemed satisfied by written notice personally served on Mortgagor or Mortgagee, as the case may be, or as of the fifth
     (5th) day after being mailed by United States Postal Service, registered or certified mail, return receipt requested, postage prepaid, addressed to Mortgagor as follows:

                      North Coast Energy, Inc.
                      5311 Northfield Road, Suite 200
                      Bedford Heights, OH  44146

and addressed to Mortgagee as follows:

                      BANK ONE, Akron, NA
                      P.O. Box 3547
                      50 S. Main Street
                      Akron, OH  44309-3547

                      Attn: Commercial Real Estate Dept.

Either party may, by written notice to the other in the above manner, specify a different address for notice purposes.

16. CONFLICTS. The terms of this Mortgage will prevail over conflicting terms set forth in any of the Obligations secured.

17. SEVERABILITY. In the event that any provision of this Mortgage, the Indebtedness or Obligations or any other agreement conflicts with applicable law, such conflict will not affect other provisions of this Mortgage, which can be given effect without the conflicting provision, and to this end the provisions of this Mortgage, the Indebtedness and Obligations, and other agreements are declared to be severable.

18. FURTHER ASSURANCES. Mortgagor will, at its own expense, within fifteen (15) days after request by Mortgagee, do, execute, acknowledge and deliver all further acts, deeds, conveyances, transfers, security interests, security agreements, financing statements, renewals, certificates, affidavits, continuation statements and other documents and assurances necessary or proper to effectuate, complete, or perfect, or to continue and preserve, the Obligations of Mortgagor and the lien provided for by this Mortgage in the Mortgaged Property or any part thereof.

                                                                Exhibit 10.33

         Upon any failure by Mortgagor to do so, Mortgagee may make, execute, record, file, re-record and/or re-file any and all such mortgages, instruments, certificates and documents for and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints Mortgagee the agent and attorney-in-fact of Mortgagor to do so.

19. GOVERNING LAW. This Mortgage will be construed, interpreted, enforced and governed by and in accordance with laws of the State of Ohio.

20. CAPTIONS & HEADINGS, GENDER & NUMBER. The captions or headings of the provisions hereof are for convenience of reference only and will not define or limit the terms hereof. Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it will equally include the other.

21. PROVIDING ALWAYS, that if Mortgagor will pay to Mortgagee the secured Indebtedness with interest and perform the secured Obligations at the time and in the manner provided therein or under this Mortgage, then these presents will be void and this Mortgage will be released and cancelled at the cost of Mortgagor.

IN WITNESS WHEREOF, this Open End Mortgage has been executed at RAVENNA, OHIO, this 30th day of APRIL , 1996.

                                NORTH COAST ENERGY, INC.

Signed, acknowledged and

delivered in the presence of:   By: /s/ Tim Wagers,CFO/Treasurer
                                   ---------------------------------------------

/s/ Ronald S. Formanik             /s/ Thomas A. Hill, Secretary/General Counsel
------------------------           ---------------------------------------------

/s/ Kelly A. Prest
------------------

                                                                Exhibit 10.33


                                    EXHIBIT A

                            OPEN END MORTGAGE BETWEEN

                            NORTH COAST ENERGY, INC.
                            ------------------------

                               BANK ONE AKRON, NA
                               ------------------
                                    Mortgagee

                     LEGAL DESCRIPTION OF MORTGAGED PROPERTY

Situated in the City of Twinsburg, County of Summit and State of Ohio and known as being part of Original Twinsburg Township Lot No. 5, Tract 3 and is bounded and described as follows:

Beginning at the intersection of the center line of Darrow Road (S.R. 91) and the center line of Case Parkway (60 feet wide) as shown by the dedication plat recorded in Plat Cabinet D, Slide 466 - 468 of Summit County Map Records;

thence North 88 deg. 43' 24" West 1512.00 feet along said center line of Case Parkway;

thence North 01 deg. 16' 36" East 30.00 feet to a point on the northerly line of Case Parkway, said point being the PRINCIPAL PLACE OF BEGINNING of the premises herein described;

thence North 88 deg. 43' 24" West 290.00 feet along said northerly line of Case Parkway;

thence North 01 deg. 16' 36" East 231.92 feet to a point on the northerly line of said Original Lot;

thence North 89 deg. 57' 40" East 290.08 feet along said northerly Original Lot line:

thence South 01 deg. 16' 36" West 238.58 feet to the principal place of beginning and containing 68,221 square feet or 1.566 acres of land according to the survey of Dempsey & Associates, Inc., Professional Surveyors.


Property Located: 1993 Case Parkway, Twinsburg, Ohio

                                                                Exhibit 10.33


                             PERSONAL ACKNOWLEDGMENT

STATE OF_____________________________________________)
                                                     )  SS.
COUNTY OF____________________________________________)

     Before me, a Notary Public in and for said county and state, personally appeared the above-named ____________________________ and
________________________________________ who acknowledged signing the foregoing instrument and that the same is his/her/their free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at this _____ day of __________, 19____.


                                        ---------------------------------------
                                                    Notaly Pubic

                            CORPORATE ACKNOWLEDGMENT

STATE OF  Ohio        )
         -----------
                      )  SS.
COUNTY OF Mahoning    )
         -----------

     BEFORE ME, a Notary Public and for said county and state, personally appeared the above-named North Coast Energy, Inc. , by Tim Wagers its CFO / Treasurer , and Thomas A. Hill its Secretary and General Counsel , who acknowledged that he/she/they did sign the foregoing instrument for and on behalf of the corporation by authority of its Board of Directors and that the same is his/her/their free act and deed and the free act and deed of the corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Youngstown, Ohio , this 30th day of April , 1996 .

                                          /s/ Kelly A. Prest
                                          ------------------------------
                                          Notaly Pubic

                                          KELLY ANNE PREST, Notary Public
                                                 State of Ohio
                                      My Commission Expires November 7, 2000

                           PARTNERSHIP ACKNOWLEDGMENT

STATE OF_____________________________________________)
                                                     )  SS.
COUNTY OF____________________________________________)

     BEFORE ME, a Notary Public in and for said county and state, personally appeared the above-named __________________________________ ,

by ___________________________ and ________________________________ its
partners, who acknowledged that he/she/they did sign the foregoing instrument for and on behalf of the partnership and that the same is his/her/their free act and deed and the free act and deed of the partnership. IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at this day of , 19

                                                -------------------------------
                                                           Notaly Pubic

This instrument prepared by BANK ONE, Akron,  NA ,
                                      ------------------------------------------

Address of BANK ONE: P.O. BOX 3547   50 S. Main St., Akron, OH  44309-3547
                    ------------------------------------------------------------
-

                                                                   Exhibit 10.33

                                  Schedule "A"

Note Date:   April 30, 1996
             ----------------
Loan Amount: $540,000.00
Term:        5 years

Rate: Fixed for 60 months at 8.58 %. Rate will be adjusted every five years at 300 basis points over the then current five year U.S. Treasury Constant Maturity Index.


Repayment:   60 level monthly  principal and interest payments of $5248.19 based on a 180 month amortization. Payment to adjusted every five years based upon any change in rate.


Acknowledged:

North Coast Energy, Inc.

By: /s/ Tim Wagers, Cfo/Treasurer and
   ----------------------------------
   /s/ Thomas A. Hill, Secretary and General Counsel
   -------------------------------------------------

Date:  April    30,    1996
     --------------------------------------

                                                                   Exhibit 10.33

BANK 1 ONE            BUSINESS PURPOSE PROMISSORY NOTE

Date April 30, 1996    Executed at Ravenna, Ohio Amount $   540,000.00
    ---------------                -------  ----        --------------
                                    (City) (State)

For value received, receipt of which is hereby acknowledged, the undersigned jointly and severally promises to pay to the order of BANK ONE, Akron, NA ("BANK ONE") at its principal office located at 50 S. Main St., Akron, Ohio 44308 or at such other place as BANK ONE may designate from time to time, in lawful money of the United States of America, the principal sum of Five Hundred Forty Thousand and no/100---------------------------------------------------------------------
DOLLARS or such lesser portion thereof as may have from time to time been disbursed to, or for the benefit of the undersigned, and remaining unpaid pursuant to the books or records of BANK ONE, together with interest on the unpaid balance of principal advanced from the date(s) of disbursement until paid in full as set forth below. Principal sum(s) disbursed and repaid will not be available for redisbursement.
(If checked, the following is applicable:)

[ ] After ________________, 19 ___ ("FINAL DRAW DATE"), disbursements hereunder will not be allowed.

RATE OF INTEREST AND ITS CALCULATION

[x]Fixed: Eight and Fifty-Eight One-Hundredths percent ( 8.58 %) per annum *See attached Schedule "A"

[ ] Variable: Prime Rate plus _________________________ percent (___%) per annum which will be adjusted to reflect the change in the Prime Rate:

     [ ] on the first day of each month following the month in which the Prime Rate changes
     [ ] on the same day as the Prince Rate changes

"Prime Rate" means the rate announced from time to time by BANK ONE as its prime rate.

Interest shall be calculated on a 360 day year basis and shall be calculated by dividing the actual number of days which elapsed during the period interest accrued by a year of 360 days times the interest rate in effect.

After this Note becomes due and payable, whether at maturity, by acceleration or otherwise, the interest rate on the outstanding principal sum and accrued interest will be the rate stated above plus ______ ____ percent (______%) per annum.

BANK ONE shall have the right to assess a late payment processing fee in the amount of the greater of $_________ or _____% of the scheduled payment in the event of a default in payment that remains uncured for a period of at least _________________ days.

TIME AND METHOD OF PAYMENT

[x] PRINCIPAL AND INTEREST DUE AND PAYABLE PERIODICALLY UNTIL THE MATURITY DATE. On the MATURITY DATE all outstanding amounts of principal and interest are immediately due and payable.

MATURITY DATE:

[ ]  FOR FIXED AND VARIABLE RATE LOANS:

         PRINCIPAL: Principal payment frequency:

          [ ] Date of first principal payment:
              _______________________________________, and continuing

          [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually thereafter until the MATURITY DATE. Principal payment amount until the MATURITY DATE:

                   [ ] $--------------------------
                   [ ] one-__________________  (1/_______ ) of the outstanding principal sum as of the FINAL DRAW DATE


         INTEREST:   Interest payment frequency:
                           Date of first interest payment:

                       [ ] Monthly [ ] Quarterly thereafter until the MATURITY
                           DATE.
       [x] FOR FIXED RATE LOANS ONLY:

         PRINCIPAL AND INTEREST: Principal and interest payment frequency:

                     Date of first principal and interest payment: May 30, 1996,
                     and continuing                                -------------


                       [ ] Monthly [ ]Quarterty until the MATURITY DATE. Amount of payment: $ 5,248.19 .
                                         ------------

[ ]PRINCIPAL DUE AND PAYABLE ON THE MATURITY DATE, INTEREST DUE AND PAYABLE ON THE MATURITY DATE OR PERIODICALLY:

[ ]MATURITY DATE:______________________________

     PRINCIPAL:   The principal balance is immediately due and payable on the
                  MATURITY DATE
     INTEREST:    Interest is due and payable:

                   [ ]on the MATURITY DATE

                   [ ]beginning  _______________________ and continuing

                   [ ]Monthly [ ] Quarterly thereafter, until the MATURITY DATE on which date all outstanding accrued and unpaid interest shall be immediately due and payable.

PRINCIPAL AND INTEREST DUE AND PAYABLE ON DEMAND. Principal and interest are immediately due and payable on demand but until such time as demand for payment is made, principal and accrued interest thereon is due and payable as hereinafter provided:

     PRINCIPAL:   Principal payment frequency:

                    [ ] on demand [ ]Installments as follows:

                  Date of first principal payment:  ____________, and continuing

                    [ ] Monthly   [ ] Quarterly  [ ]Semiannually  [ ] Annually
                    thereafter until demand is made.

                  Principal payment amount until demand is made:

                    [ ] $
                         ----------------------------
                    [ ] one- ___________________ (1/___________) of the
                        outstanding principal sum as of the FINAL DRAW DATE

     INTEREST:    Interest payment frequency:
                  Date of first interest payment: ______________, and continuing

                    [ ] Monthly  [ ] Quarterly thereafter, until demand is made.

This Note [X] is [ ] is not issued in conjunction with an agreement or letter dated February 9, 1996 , to which referenceis made
            ---     --
     and  [X] is [ ] is not supported by other security documents.

-------------------------------------------------------------------------------

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO C0MPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

-------------------------------------------------------------------------------

North Coast Energy, Inc.
By:  /s/ Tim Wagers, CFO/Treasurer

------------------------------------------------   ------------------------------------------   ------------------------------------
and /s/ Thomas A. Hill, Secreatary and General
Counsel

------------------------------------------------   ------------------------------------------   ------------------------------------

------------------------------------------------   ------------------------------------------   ------------------------------------

Additional terms and conditions of this Promissory Note are contained on the reverse side of this document.

--------------------------------------------------------------------------------
CAT NO. OOB94 (11

                                                                   Exhibit 10.33

               ADDITIONAL TERMS AND CONDITIONS OF PROMISSORY NOTE

    1. All credits, deposits, accounts, securities or moneys of any signer, endorser or guarantor hereof (Obligor", meaning each jointly and severally and all other property or rights belonging to or in which Obligor has any interest, now or hereafter pledged or hypothecated to BANK ONE or in the possession or control of BANK ONE ("Collateral") shall be held by BANK ONE as security for the payment of this Note, and of every other liability now or hereafter existing of Obligor, absolute or contingent, due or to become due, and in whatsoever manner acquired by or accruing to BANK ONE ("Obligations"). BANK ONE shall have the right to setoff any such Collateral at any time without prior notice to Obligor.

    2. If this Note is due and payable on demand it is subject to being called at any time upon actual demand by BANK ONE. The inclusion of a payment schedule is merely to provide terms for payment in the absence of actual demand and does not affect or impair BANK ONE's absolute right to demand payment of this Note at any time. Obligor agrees that BANK ONE may delay demand until, or make demand at anytime before, any payment date specified in the demand payment section of this Note.

    3. At the option of BANK ONE, and without in any way limiting its right to demand payment in full of this Note if it is due and payable on demand, all Obligations shall become immediately due and payable without prior notice or demand upon the occurrence of any of the following events of default: (a) failure of Obligor to make payment when due of the principal or interest of this Note and/or any of the Obligations; (b) failure of Obligor to furnish satisfactory collateral or additional collateral, as the case may be, as hereinafter agreed; (c) failure of Obligor to comply with any of the terms and conditions of this Note and/or any of the Obligations or contained in any security agreement or instrument securing this Note and/or any of the Obligations; (d) death of Obligor; (e) dissolution of, termination of existence of, insolvency of, business failure of, appointment of a receiver for, or assignment for the benefit of creditors or a commencement of any proceeding under any bankruptcy, reorganization, arrangement or liquidation law by or against Obligor or any property of Obligor; (f) failure of Obligor to pay when due any premium on any policy of life or other insurance pledged hereunder, or held in connection with any Collateral; (g) BANK ONE deeming itself insecure and in good faith believing that the prospect of payment or performance is impaired;
(h) the institution of any garnishment proceedings by attachment, levy or otherwise against any deposit balance or Collateral maintained or deposited with BANK ONE by Obligor; (i) failure of Obligor to either furnish BANK ONE within thirty (30) days after written request by BANK ONE, current financial statements, including income tax returns, in form satisfactory to BANK ONE or to permit inspection of any of Obligor's books or records; (j) any representation, warranty, statement, report, or application made, or furnished, by Obligor proving to have been false, erroneous or misleading, in any material respect at the time of the making thereof; (k) the issuance of any tax levy or lien against Obligor or Obligor's failure to pay, withhold, collect or remit any tax when assessed or due; (I) sale or transfer of Collateral out of Obligor's ordinary course of business; (m) a bulk sale of Obligor's assets; or (n) suspension or liquidation of Obligor's business.

    4. No delay or omission on the part of BANK ONE in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

    5. Obligor waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note; and assents to any extension or postponement of the time of payment, modification or waiver of any payment amount or any other indulgence, and/or to the addition or release of any other party or person liable hereon or of any Collateral herefore.

    6. This Note shall be governed by and construed in accordance with the laws of the State of Ohio in all respects.

    7. Obligor will pay on demand all costs of collection and attorneys fees incurred or paid by BANK ONE in enforcing this Note when the same have become due, whether by acceleration or otherwise, if allowable by law.

    8. BANK ONE shall have the right to charge interest on the amount of any interest payment not paid as provided in this Note at the same rate as applicable to the principal sum.

    9. Payments shall be allocated between principal, interest and fees, if any, in the discretion of BANK ONE, and, when applicable, any prepayments WILL BE APPLIED TO PRINCIPAL in the inverse order of scheduled maturity.

   10. All rights, powers, privileges and immunities herein granted to BANK ONE shall extend to its successors and assigns and any other legal holder of this Note. All rights, powers, privileges and immunities of Obligor hereunder may not in any way be assigned, transferred or sold. BANK ONE at any time is authorized to correct patent errors and fill in any blanks herein.

   11. Obligor acknowledges that this Note evidences a loan made primarily for business, commercial or agricultural purposes and not primarily for personal, family or household purposes.

   12. When any Obligation becomes due, whether by acceleration or otherwise, and at any time thereafter, BANK ONE shall have all of the remedies provided in the security documents including the remedies of a secured party under the Uniform Commercial Code. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, BANK ONE will give Obligor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the last known address of the Obligor at least ten (10) days before the time of the sale or disposition.

   13. When any Obligation becomes due, whether by acceleration or otherwise, and at any time thereafter, BANK ONE is empowered to collect, sell, assign, transfer, set over and deliver the whole or any part of any Collateral through any stock exchange, broker or agent or at any public or private sale, either for cash or credit or for future delivery, without assumption of credit risk, and at any such sale BANK ONE may become the purchaser of any part of the Collateral discharged from right of redemption. Upon any such sale, after deducting all costs and expenses of every kind related to retaking, storing and selling the Collateral, the residue of the proceeds thereof may be applied as BANK ONE may determine toward the payment of any or all of the Obligations, whether due or not, returning the overage, if any, to Obligor and Obligor shall be and remain liable to BANK ONE for every and any deficiency after application of such proceeds.

   14. Right is expressly granted to BANK ONE at its option to transfer at any time to itself or to its nominee any securities pledged hereunder, to receive and retain the income thereon, all splits, substitutions and divisions, and hold the same as security herefore, or apply it on the principal or interest which has become due on any Obligation, whether by acceleration or otherwise, and, in the case of voting shares or interests pledged, to vote the same when BANK ONE deems the exercise of such power necessary to maintain or protect such Collateral.

   15. When any Obligation becomes due, whether by acceleration or otherwise, and at any time thereafter, BANK ONE may, at its option, demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral. BANK ONE shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties, inasmuch as Obligor agrees to assume such responsibility. BANK ONE shall have no duty with respect to collection or protection of the Collateral or of any income on the Collateral as to the preservation of any rights pertaining to the Collateral beyond safe custody.

   16. Obligor will deliver to BANK ONE satisfactory collateral or additional collateral, as the case may be, should BANK ONE so require.

   17. Obligor agrees that BANK ONE may take possession of any Collateral without prior judicial hearing or process, hereby expressly waives any right to such judicial hearing process, and hereby assents to any substitution, exchange or release of Collateral.

   18. When any Obligation becomes due, by acceleration or otherwise, BANK ONE shall have the right, without notice to Obligor, any party claiming under Obligor, or any other party, such notice being hereby expressly waived, and without regard to the adequacy of value of the Collateral or the solvency or insolvency of Obligor, to the appointment of a receiver by a court of competent jurisdiction chosen solely by BANK ONE, upon application at any time, whether prior to or aver a judgment has been obtained against Obligor, to take possession of the assets and/or business of Obligor together with its books and records, to maintain or to liquidate said assets and/or business, to collect the proceeds of the Collateral and apply the net proceeds to any Obligation. Obligor consents to jurisdiction and venue for the appointment of such receiver by such court and agrees that any receiver so appointed may take possession of the assets and/or business of the Obligor, together with the Collateral in any other jurisdiction in which the Collateral may be located.

   19. Obligor authorizes BANK ONE to exchange BANK ONE deposit, credit and borrowing information about Obligor with third parties.

   20. Obligor jointly and severally hereby authorizes any attorney at law to appear in an ACTION ON THIS NOTE AT ANY TIME AFTER THE SAME BECOMES due, whether by acceleration or otherwise, in any court of record in or of the State of Ohio, or of elsewhere, and to waive the issuing and service of process against any or all of said parties, enter an appearance and to confess judgment in favor of BANK ONE against any or all of said parties for the amount that may be due, together with costs of suit, and to release all errors and waive all rights of appeal and stay of execution from the judgment rendered. After the judgment is entered against one or more of said parties, the powers herein conferred may be exercised as to one or more of the others. The death of Obligor shall not impair the authority herein granted as to the survivor or survivors of Obligor.